AMERICAN FAMILY LIFE INSURANCE COMPANY

American Family Variable Account I

Supplement Dated January 29, 2013

to the

Prospectus For

Variable Universal Life Insurance Policy

Series I

(Dated May 1, 2012)

This supplement describes changes to the investment portfolios available under the variable universal life insurance policy (the “Policy”) listed above issued by American Family Life Insurance Company (“American Family” or the “Company”). Please retain this supplement with your Policy prospectus for future reference.

American Family has requested Securities and Exchange Commission (“SEC”) approval to remove the Fidelity VIP Money Market Portfolio as a funding choice under the Policy. Following our receipt of the SEC’s approval, we will automatically transfer any amounts you have in the Fidelity VIP Money Market (Initial Class) Subaccount, which invests in the Fidelity VIP Money Market Portfolio, to a new subaccount (the “Replacement Subaccount”) that will be made available under the Policy on or about May 1, 2013 (the “Substitution”). You will receive more information about the Substitution and the Replacement Subaccount in the May 1, 2013 prospectus for the Policy. Once the date of the Substitution has been determined, we will notify you of the date via U.S. mail.

Beginning on May 17, 2013, the Fidelity VIP Money Market (Initial Class) Subaccount will no longer be available to receive premium payments and amounts transferred from other Subaccounts and the Fixed Account subject to the following exception. If you are invested in the Fidelity VIP Money Market (Initial Class) Subaccount on May 17, 2013, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to the Fidelity VIP Money Market (Initial Class) Subaccount until the date of the Substitution.

You may continue to transfer amounts from the Fidelity VIP Money Market (Initial Class) Subaccount to the other Subaccounts and the Fixed Account until the date of the Substitution. Transfers made from the Fidelity VIP Money Market (Initial Class) Subaccount to the other Subaccounts and the Fixed Account between the date of this Supplement and the date of the Substitution will be free of charge and do not count toward the twelve free transfers you may make each Policy Year. Although we have no current intention of increasing the amount of the transfer fee, we agree not to exercise our right to do so for at least 30 days after the Substitution.

On the date of the Substitution, we will automatically transfer any part of your Cash Value remaining in the Fidelity VIP Money Market (Initial Class) Subaccount to the Replacement Subaccount. The Fidelity VIP Money Market (Initial Class) Subaccount will cease as a funding choice under the Policy on the date of the Substitution. Following the Substitution, the Policy will have 10 funding choices - the Fixed Account and 9 Subaccounts.

The Substitution will not result in a change in an Owner’s Cash Value or death benefit. Owners will not incur any fees or charges as a result of the Substitution, nor will their rights or the Company’s obligations under the Policy be altered in any way. The Company will bear all expenses incurred in connection with the Substitution. Within five days after the Substitution, we will forward to Owners affected by the Substitution a written notice informing them of the details regarding the Substitution.

For 30 days following the date of the Substitution, Owners whose Cash Value was transferred to the Replacement Subaccount as a result of the Substitution may transfer Cash Value from that Subaccount to the other Subaccounts and the Fixed Account free of charge without such transfers counting against the number of free transfers permitted each Policy Year.

If you have any questions concerning the closing of the Fidelity VIP Money Market (Initial Class) Subaccount, the Substitution, your Policy or if you wish to receive a prospectus for your Policy and the prospectuses for the underlying investment portfolios, please do not hesitate to call the Company toll-free at 1-800-MY AMFAM (1-800-692-6326), ext. 78093.